UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 6, 2020

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)

(920) 892-9340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	OESX	The Nasdaq Stock Market LLC (NASDAQ Capital Market)
Common stock, purchase rights		The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07(a), (b) and (d)        Submission of Matters to a Vote of Security Holders.

On August 6, 2020, the Company held its 2020 Annual Meeting. As of the June 10, 2020 record date for the determination of the shareholders entitled to notice of, and to vote at, the 2020 Annual Meeting, 30,419,701 shares of common stock of the Company were outstanding and entitled to vote, each entitled to one vote per share. Approximately 82% of all votes were represented at the 2020 Annual Meeting in person or by proxy. At the 2020 Annual Meeting, the Company’s shareholders voted on the following proposals:

Proposal One—Election of Directors: To elect two Class II directors, Ellen B. Richstone and Michael J. Potts, to serve until the Company’s 2021 Annual Meeting of Shareholders, in each case, until their successors have been duly elected and qualified. In accordance with the voting results listed below, Ms. Richstone and Mr. Potts were elected as directors by over 68% of the votes cast.

Name	For	Withheld	Broker Non-Votes
Ellen B. Richstone	10,636,411	4,797,413	9,602,227
Michael J. Potts	11,063,360	4,370,464	9,602,227

Proposal Two—Say-On-Pay: To conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Definitive Proxy Statement. In accordance with the voting results listed below, the Company’s executive compensation as disclosed in the Definitive Proxy Statement has been approved by approximately 67% of the votes cast. The Compensation Committee has noted the results of voting on the advisory resolution regarding executive compensation. During fiscal 2021, the Compensation Committee will meet to specifically consider these voting results to review best practices for executive compensation and how such best practices may enhance the Company’s executive compensation programs and will engage with key shareholders to obtain their views on the Company’s executive compensation proposal.

For	Against	Abstain	Broker Non-Votes
10,321,049	4,927,674	185,101	9,602,227

Proposal Three—Ratification of Independent Public Accountant: To ratify BDO USA, LLP to serve as the Company’s independent registered public accounting firm for its 2021 fiscal year. In accordance with the voting results listed below, BDO USA, LLP was ratified by approximately 98% of the votes cast and BDO USA, LLP will serve as the independent registered certified public accountants for the Company’s fiscal 2021.

For	Against	Abstain	Broker Non-Votes
24,490,763	414,504	130,784	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: August 7, 2020	By:	/s/ William T. Hull
William T. Hull
Chief Financial Officer